UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 9, 2009

SOCIALWISE, INC.

A Colorado Corporation

(Exact name of registrant as specified in its charter)

COLORADO	000-27145	33-0756798
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6440 Lusk Blvd., Suite 200

San Diego California 92121

 (Address of principal executive offices)

(858) 677-0080

 (Registrant’s telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On November 9, 2009, we entered into an amendment (dated November 3, 2009) of the 12% Senior Note (the “Note”) between our Company and Gemini Master Fund, Ltd. (the “Holder”) dated March 31, 2009.  The amendment changed the prior requirement under the Note for mandatory early repayment to the following:

The Company will make a cash payment of $250,000 to the Holder on or before November 20, 2009 (in addition to the $25,000 paid by the Company on or about November 3, 2009) and an additional cash payment to the Holder of $100,000 on or before December 15, 2009.  If the Company successfully makes both of the previous two payments, then the Company, in its sole discretion, may extend the Maturity Date until February 28, 2010 in consideration for 75,000 shares of common stock, provided that there is no breach or default or Event of Default under this Note.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.25	Amendment to IdeaEdge, Inc. 12% Senior Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOCIALWISE, INC.
/s/ Jonathan Shultz
Dated: November 9, 2008	By:
Jonathan Shultz Chief Financial Officer

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